As filed with the Securities and Exchange Commission on February 28, 2019

Securities Act Registration No. 333-220301

Investment Company Act Registration No. 811-23286

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 2	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 5	[x]

Harvest Volatility Edge Trust

(Exact Name of Registrant as Specified in Charter)

420 Lexington Ave., Suite 2620

New York, New York 10170

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 212-682-7822

Curtis F. Brockelman, Jr.

c/o Harvest Volatility Management, LLC

420 Lexington Ave., Suite 2620

New York, New York 10170

(Name and address of Agent for Service)

Copies of all communications to:

Julien Bourgeois, Esq.

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

[x]	immediately upon filing pursuant to paragraph (b)
[_]	on (date) pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on (date) pursuant to paragraph (a)(1)
[_]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HARVEST EDGE FUNDS

PROSPECTUS

February 28, 2019

Fund	Investor Class Shares	Institutional Class Shares
Harvest Edge Absolute Fund	HEANX	HEAIX
Harvest Edge Equity Fund	HEENX	HEEIX
Harvest Edge Bond Fund	HEBNX	HEBIX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.hvmfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-434-4838 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.hvmfunds.com.

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured	No Bank Guarantee	May Lose Value

HARVEST EDGE ABSOLUTE FUND

Investment Objective

The Harvest Edge Absolute Fund (the “Fund”) seeks to provide total return independent of general market direction.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.31%	0.25%
All Remaining Other Expenses	6.52%	5.55%
Total Other Expenses	6.83%	5.80%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	7.77%	6.49%
Fee Waiver/Expense Reimbursement[1]	(6.22)%	(5.25)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.55%	1.24%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.95% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$158	$1,722	$3,203	$6,576
Institutional Class	$126	$1,453	$2,742	$5,805

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of cash, short-term cash-equivalent investments, and short-term investment-grade debt instruments (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns with relatively low volatility and minimal interest rate and credit risk as well as no correlation to equity markets. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), will determine the allocation of the Fund’s assets between the Core Investments and Collateral Yield Enhancement Strategy. Typically, the Fund’s assets will be primarily allocated to the Core Investments. However, the investment team has the ability to increase the allocation to the Collateral Yield Enhancement Strategy if it deems it appropriate taking into consideration a number factors, such as the spread between implied versus realized volatility.

The Fund’s Core Investments will typically include cash, short-term cash-equivalent investments and short-term investment-grade debt instruments, including money market funds, U.S. Treasury obligations, commercial paper and other similar instruments.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Commercial Paper Risk.  The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Debt Securities Risk.  Investments in debt securities, including bonds, subject the Fund to the risk that the value of these securities overall will decline because of rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in debt securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Liquidity and Valuation Risk.  The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

Management Risk.  The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  To the extent the Fund invests in other investment companies, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

U.S. Government Securities Risk.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class Shares from year to year and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index, a broad-based securities market index that is the Fund’s primary benchmark. This index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Fund has selected the Cboe S&P 500® Iron Condor Index as its secondary benchmark. The Cboe S&P 500 Iron Condor Index is designed to track the performance of a hypothetical option trading strategy that sells out-of-the-money S&P 500 Index put and call options and takes a portion of those sales to buy out-of-the-money S&P 500 Index put and call options. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

A privately offered fund managed by the Adviser was reorganized into the Fund as of the date the Fund commenced operations (December 19, 2017). This privately offered fund was organized on May 14, 2009 and commenced operations on October 1, 2009 and had an investment objective, strategies, policies, restrictions and guidelines that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund’s performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to the privately offered fund). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance could have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund’s commencement of operations on December 19, 2017, the performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 5.92% in Q2 2018 and the lowest quarterly return was -18.83% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (10/1/09)
Institutional Class Shares
Returns Before Taxes	-15.41%	-0.74%	1.76%
Returns After Taxes on Distributions	-15.61%	-0.78%	1.73%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.11%	-0.58%	1.35%
Investor Class Shares
Returns Before Taxes	-15.60%	-0.78%	1.73%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index[1]	1.83%	0.59%	0.36%
Cboe S&P 500® Iron Condor Index[1]	-5.28%	-0.30%	-0.42%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017) and was responsible for management of the predecessor private fund since its inception.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARVEST EDGE EQUITY FUND

Investment Objective

The Harvest Edge Equity Fund (the “Fund”) seeks investment results that generally correspond to the total return performance of U.S. large capitalization equity securities while generating incremental income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.11%
All Remaining Other Expenses	36.26%	14.05%
Total Other Expenses	36.37%	14.16%
Acquired Fund Fees and Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[1]	37.27%	14.81%
Fee Waiver/Expense Reimbursement[1]	(35.91)%	(13.70)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.36%	1.11%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.90% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years

Investor Class	$138	$5,765	$8,825	$11,678
Institutional Class	$113	$2,906	$5,214	$9,383

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of U.S. equity securities and equity index exchange-traded funds (“ETFs”) with a high portfolio correlation to the S&P 500® Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the S&P 500® Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the equity market returns generated by the Fund’s Core Investments.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in equity securities), of companies considered to be (at the time of purchase) large-capitalization companies. For these purposes, large-capitalization companies are those companies included in the S&P 500® Index (i.e., Core Investments). Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the S&P 500® Index as closely as possible. The Fund’s equity securities may include common and preferred stock. The S&P 500® Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in equity securities.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Equity Securities Risk.  The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Issuer-Specific Risk.  Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Management Risk.  Although a portion of the Fund’s assets will be invested in a manner that is designed to deliver returns that are highly correlated to an index, the Fund does not seek to provide overall investment results that, before fees and expenses, correspond generally to the performance of an index. However, there is no guarantee that the Fund’s Core Investments will achieve high correlation to the S&P 500® Index. As a result of the Fund’s Collateral Yield Enhancement Strategy, the Fund’s performance will likely vary, by design and potentially significantly, from the performance of the S&P 500® Index.

The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  The Fund’s performance will be affected by the performance of other investment companies in which it invests. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) performance of the Fund’s Institutional Class Shares for 2018 and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Standard & Poor’s 500® Total Return Index (S&P 500®), which is an index of 505 stocks issued by 500 large companies with market capitalizations of at least $6.1 billion and that is the Fund’s benchmark. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 7.64% in Q3 2018 and the lowest quarterly return was -22.63% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-15.88%	-15.54%
Returns After Taxes on Distributions	-16.19%	-15.84%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.41%	-11.96%
Investor Class Shares
Returns Before Taxes	-15.94%	-15.68%
Standard & Poor’s 500® Total Return Index[1]	-4.38%	-4.76%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and

Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017).

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARVEST EDGE BOND FUND

Investment Objective

The Harvest Edge Bond Fund (the “Fund”) seeks investment results that generally correspond to the total return performance of bonds while generating incremental income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Interest Expense	0.11%	0.12%
All Remaining Other Expenses	38.10%	14.93%
Total Other Expenses	38.21%	15.05%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	38.98%	15.57%
Fee Waiver/Expense Reimbursement[1]	(37.95)%	(14.78)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.03%	0.79%

[1]	Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to 0.60% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the lesser of the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$105	$5,912	$8,976	$11,707
Institutional Class Shares	$ 81	$3,004	$5,385	$9,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of U.S. fixed-income securities and bond index exchange-traded funds (“ETFs”) with a high portfolio correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500® Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the Bloomberg Barclays U.S. Aggregate Bond Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to enhance investment returns on the Core Investments whether the S&P 500® Index increases or decreases. The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the bond market returns generated by the Fund’s Core Investments.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in bonds), included in the Bloomberg Barclays U.S. Aggregate Bond Index (i.e., Core Investments). Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, US dollar-denominated, fixed-rate taxable bond market, which includes U.S. Treasury obligations, government-related and corporate securities, and mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. The Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in bonds.

To implement the Collateral Yield Enhancement Strategy, the Fund utilizes a strategy involving option spreads. Generally, the Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. The Fund constructs options spreads using a technique called “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500® Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid.

Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500® Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility. For example, if the Adviser believes that the market is more stable than usual, it may increase the spreads of the option strategy to seek to enhance returns. Similarly, if the Adviser believes that the market is more volatile than usual, it may decrease the spreads of the option strategy to seek to mitigate potential losses.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Asset-Backed Securities Risk.  Investors in asset-backed securities, including residential mortgage-backed securities and commercial mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

Commercial Paper Risk.  The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper.

Counterparty Risk.  Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Debt Securities Risk.  Investments in debt securities, including bonds, subject the Fund to the risk that the value of these securities overall will decline because of rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in debt securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Derivatives Risk.  The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price. Some of the derivatives in which the Fund invests are considered speculative.

Interest Rate Risk.  Generally, the value of fixed-income securities changes inversely with changes in interest rates. As interest rates rise, the market value of fixed-income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed-income securities tends to increase. This risk is greater for securities with longer durations.

Issuer-Specific Risk.  Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

Leverage Risk.  Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Liquidity and Valuation Risk.  The Fund may be unable to sell an investment at a desirable time or at the value the Fund has placed on the investment. The valuation of the Fund’s investments may require subjective judgments and the Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers.

Management Risk.  Although a portion of the Fund’s assets will be invested in a manner that is designed to deliver returns that are highly correlated to an index, the Fund does not seek to provide overall investment results that, before fees and expenses, correspond generally to the performance of an index. However, there is no guarantee that the Fund’s Core Investments will achieve high correlation to the Bloomberg Barclays U.S. Aggregate Bond Index. As a result of the Fund’s Collateral Yield Enhancement Strategy, the Fund’s performance will likely vary, by design and potentially significantly, from the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk.  The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk.  The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk.  Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Certain of these option strategies (in particular, writing put options, among others) are speculative and can result in losses to the Fund.

Other Investment Company Risk.  The Fund’s performance will be affected by the performance of other investment companies in which it invests. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

U.S. Government Securities Risk.  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) performance of the Fund’s Institutional Class Shares for 2018 and (b) how the average annual total returns of the Fund’s Institutional Class Shares and Investor Class Shares compare to those of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the most common index used to track the performance of investment grade bonds in the U.S. and the Fund’s benchmark. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns - Institutional Class Shares (as of December 31 of each year)

For periods shown in the bar chart, the highest quarterly return was 0.62% in Q2 2018 and the lowest quarterly return was -4.09% in Q4 2018.

Average Annual Total Returns (for the periods ended December 31, 2018)

	1 Year	Since Inception (12/18/17)
Institutional Class Shares
Returns Before Taxes	-6.39%	-6.09%
Returns After Taxes on Distributions	-6.88%	-6.56%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.78%	-4.83%
Investor Class Shares
Returns Before Taxes	-6.58%	-6.27%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	0.01%	0.08%

1 The index returns do not reflect deductions for fees, expenses or taxes.

The after-tax returns shown in the Average Annual Total Returns table above are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Institutional Class Shares and will vary for Investor Class Shares. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017).

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

Information about each Fund’s principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund’s investment objective and principal investment strategies, as well as each Fund’s principal investment risks.

More About the Funds’ Principal Investment Strategies

Harvest Volatility Management, LLC, the Funds’ investment adviser (the “Adviser”), pursues each Fund’s investment strategy through a disciplined and systematic investment process combined with active and quantitative management.

To implement the Collateral Yield Enhancement Strategy, each Fund utilizes a strategy involving option spreads. Generally, a Fund enters a spread position by buying and selling equal options on the same underlying security or index but with different strike prices or expiration dates. Each Fund constructs relatively short-dated options spreads (i.e., typically initiated one to three months prior to expiration) using a technique called “iron condors,” which are comprised of a call option spread and a put option spread on the same index and generally with the same expiration date and four different strike (exercise or expiration) prices. Each Fund constructs the equity index option structures by writing (selling) a call option on the index at a specified strike (exercise or expiration) price (normally above the current price level of the index at the time of initiation) and simultaneously writing (selling) a put option on the index at a specified strike (exercise or expiration) price (normally below the current price level of the index at the time of initiation). Each Fund will also buy call and put options on the index that are further “out of the money” at the time they are initiated. Through an “iron condor,” the Fund is essentially selling both sides of the index’s potential price path by writing the same number of call and put options and “covering” each written short position with the purchase of further “out of the money” calls and puts, respectively. In effect, the Fund attempts to take advantage of differences in option prices across different expiration months to generate income while attempting to limit downside risk.

Through its Collateral Yield Enhancement Strategy, each Fund intends to obtain investment exposure in excess of its assets in seeking to achieve its investment objective - a form of quantifiable leverage. The Adviser will manage each Fund’s assets in a manner generally designed to result in a Fund’s maximum loss exposure attributable to the Collateral Yield Enhancement Strategy, under normal circumstances, in the following approximate amounts at any particular time (as a percentage of the Fund’s net assets): Harvest Edge Absolute Fund - 20%; Harvest Edge Equity Fund - 7.5%; and Harvest Edge Bond Fund - 5%. In each case, the Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to quantify and limit the Fund’s exposure and potential loss from the Collateral Yield Enhancement Strategy to the difference between the strike (expiration) price of the written (sold) options and strike (expiration) price of the corresponding purchased options. From time to time, a Fund may purchase call or put options in addition to those purchased as part of an individual “iron condor” structure. Each Fund’s Core Investments present risks to the Fund that are separate from, and in addition to, the risks to the Fund associated with its Collateral Yield Enhancement Strategy. The principal risks of the Funds’ investments are described below.

The following graphic, which depicts an example of an individual “iron condor” structure, is intended for illustration purposes only, is not to scale and relies on certain assumptions, notably with respect to the price level of the index. The actual features of, and investment results from, a particular “iron condor” structure may vary substantially from those shown. The graphic is not meant to provide an indication or guarantee of future results.

These structures are designed to generate income through premiums received on the written (sold) options and contain risk through the purchase of corresponding further “out of the money” options. Purchasing call and put options reduces the upside and downside risks to the Fund generated by the written (sold) call and put options, respectively, because the Fund, as the option holder (purchaser), will obtain the difference between the strike (exercise or expiration) price of the purchased option and the index price level. For example, in the case of a written (sold) call option, if the price level of the index exceeds the strike (exercise or expiration) price of the option, and thus the Fund is experiencing losses to the extent that such excess (with any multiplier) is greater than the net premiums paid, the Fund would be in a position to exercise a call option, as option holder (purchaser) if the index price level exceeds the strike (exercise or expiration) price of the purchased call option. As a result, a Fund’s potential loss on each option pair is generally limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

An index call option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any appreciation in the price level of the reference index over a fixed price (the strike or expiration price of the call option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index call option expires, the seller is required to deliver an amount of cash determined by the excess, if any, of the price level of the index at contract termination over the strike (exercise or expiration) price of the option. An index call option is “out of the money” when its strike (exercise or expiration) price is above the current price level of the index. A call option that expires “out of the money” is considered worthless.

An index put option is a contract that entitles the option holder (purchaser) to receive from the seller a cash payment equal to a fixed multiple of the amount of any depreciation in the price level of the reference index below a fixed price (the strike or exercise price of the put option) as of the expiration of the option. Upon entering into the position, a premium is paid by the option holder (purchaser) to the seller. When an index put option expires, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the price level of the index at contract termination below the strike (exercise or expiration) price of the option. An index put option is “out of the money” when its strike (exercise or expiration) price is below the current price level of the index. A put option that expires “out of the money” is considered worthless.

The returns of the Collateral Yield Enhancement Strategy are primarily based on the amount of premiums generated by a Fund’s written (sold) options and the expiration of these options as worthless. The Adviser seeks to structure the Funds’ written (sold) options to generate premiums and take advantage of the perceived volatility risk that is priced into options. In general, greater anticipated volatility risk results in higher premium amounts for written (sold) options, which function as a form of protection to the option holder (purchaser). The Adviser also seeks to structure the Funds’ written (sold) options to expire worthless (“out of the money”). As a result, the strategy is expected to be most favorable when the current price level of the S&P 500® Index remains between a written option spread from the date of initiation through expiration; i.e., between the strike (exercise or expiration) prices of the written (sold) call option and the written (sold) put option. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would expire “out of the money” (go unexercised) and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated.

In structuring the Fund’s purchased call and put options, the Adviser seeks to establish appropriate risk parameters for the amount of premium paid in exchange for the applicable option. The expiration dates and strike (exercise or expiration) prices for these options will be based on similar analysis used to write (sell) options for the Fund but will incorporate various additional risk management and mitigation principles based on, among other factors that may be deemed relevant by the Adviser, expected market volatility and expiration dates and option duration. Overall, the returns of the Collateral Yield Enhancement Strategy may be impacted by the purchased options in several ways, primarily the cost of the premiums associated with the purchased options as well as the extent to which the purchased options ultimately expire “in the money” or are exercised to protect the Fund’s written (sold) options from upside or downside risks, as the case may be. The Funds’ options are on the S&P 500® Index only, usually traded on an exchange or through a central counterparty, and European-style, which means that the option only can be exercised at the option’s expiration.

In addition, the Adviser seeks to proactively and defensively adjust each Fund’s options positions in seeking to reduce exposure to market volatility and various market risks. For example, the Adviser may seek to opportunistically close out options positions ahead of expiration (assuming return objectives have been achieved or risk management benefits have been depleted). The Adviser seeks to reduce sensitivity of a Fund’s returns to the movements of the S&P 500® Index by staggering position entry and diversifying the Fund’s options across expiration dates and strike (exercise or expiration) prices.

The premium (or income) received by a Fund for writing (selling) options may be invested in fixed-income instruments, cash equivalent instruments, such as U.S. treasury obligations and money market funds, and other similar instruments or pooled investment vehicles for hedging or investment purposes and used to offset the cost of buying the call and put equity index options.

A Fund may invest a percentage of its assets in options for speculative purposes as well as to hedge the exposure generated by its written (sold) options in pursuing its investment objective. It is currently expected that a Fund’s investment program may have the effect of leveraging the Fund, sometimes by a significant amount.

The Adviser may actively trade a Fund’s options positions and, at times, other securities, which may lead to increased management risks and higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your Fund shares are held in a taxable account. In general, the turnover of the Funds’ Core Investments is anticipated to be relatively low.

Performance Benchmarks

The Harvest Edge Absolute Fund has selected the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index as its primary benchmark. This index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment-grade, are denominated in U.S. dollars and must be fixed rate and non-convertible, and have $300 million or more of outstanding face value.

The Harvest Edge Absolute Fund has selected the Cboe S&P 500® Iron Condor Index as its secondary benchmark. This index is designed to track the performance of a hypothetical option trading strategy that sells and buys rolling monthly out-of-the-money call and put options on the S&P 500® Index and holds a money market account invested in one-month Treasury bills.

The Harvest Edge Equity Fund has selected the Standard & Poor’s 500® Total Return Index (S&P 500®) as its benchmark. This index is an index of 505 stocks issued by 500 large companies with market capitalizations of at least $6.1 billion. It is seen as a leading indicator of U.S. equities and a reflection of the performance of the large-cap universe.

The Harvest Edge Bond Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its benchmark. This index is the most common index used to track the performance of investment grade bonds in the U.S.

Investment Policies and Guidelines

Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies inform you of each Fund’s goal and the investment methods and techniques the Adviser intends to employ principally in investing your money. There is no guarantee that a Fund will achieve its respective investment objective. The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Harvest Volatility Edge Trust (the “Board”) without shareholder approval. The Board and/or the Adviser may change other non-fundamental policies as well as each Fund’s investment strategies without shareholder approval.

The Funds’ investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or guideline.

In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the portfolio managers to be consistent with the Fund’s investment program, including some that may not be described in this prospectus.

Non-Fundamental Investment Policies

Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its assets” is treated as net assets plus any borrowings for investment purposes and is measured at the time of investment. This policy may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, will invest. Each of the Harvest Edge Equity Fund and Harvest Edge Bond Fund will invest a portion of its assets in exchange-traded funds (“ETFs”) that invest in similar securities or instruments as the respective Fund. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets as described above. Any derivatives counted towards the 80% policy of the Harvest Edge Equity Fund or the Harvest Edge Bond Fund will be valued at market value.

Fundamental Investment Policies

The fundamental investment policies set forth in the Funds’ Statement of Additional Information (“SAI”), which is available free of charge upon request or is available online at www.hvmfunds.com and www.sec.gov, may not be changed without shareholder approval.

Principal Investment Risks

An investment or type of security specifically identified in the Prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program. The Funds may use the investments or strategies discussed above to different degrees, and, therefore, may be subject to the risks described below to different degrees.

Active Trading Risk.  The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. Active trading may also lead to increased management risks.

Asset-Backed Securities Risk.  Investors in asset-backed securities, including residential mortgage-backed securities and commercial mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment risk of the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

Further, recently adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many other regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

Commercial Paper Risk.  The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other fixed-income securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.

Counterparty Risk.  The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund would be unable to recover its investment, would only recover a portion of its investment, or would have any recovery delayed, which would adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties. To the extent a Fund enters into multiple transactions with a single or limited set of counterparties, it will be subject to increased counterparty risk, including credit risk of the counterparty and the risk of settlement default.

Debt Securities Risk.  Investments in debt securities, including bonds, subject a Fund to the risk that the value of these securities overall will decline because of, among other adverse events, rising interest rates. Similarly, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities. Investments in these securities will also be subject to the credit risk created when a debt issuer fails to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. When a debt instrument held by a Fund matures during a falling interest rate environment, the Fund is subject to the risk that it will be unable to reinvest the proceeds at the same return it was previously earning. A downgrade or default affecting the issuer of any debt securities held by the Fund would adversely affect the Fund’s performance. The Fund’s performance will be adversely affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening (prepayment) or lengthening (extension) their duration.

Credit Risk. An issuer or counterparty with respect a debt security held by a Fund may fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Defaults may reduce a Fund’s income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk of an investment, a change in the credit quality rating of an investment or an issuer can have a rapid, adverse effect on the investment’s price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund’s net asset value (“NAV”).

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Derivatives Risk.  The options in which the Funds invest are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These additional risks include leverage, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of derivatives may also expose a Fund to the performance of securities that the Fund does not own.

Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price.

Options in which the Funds invest are usually traded on an exchange or through a central counterparty. The Fund is thus subject to the credit risk of the clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free. To the extent that a Fund invests in options that are not traded on an exchange or through a central counterparty, the Adviser will evaluate the creditworthiness and financial responsibility of any counterparty based on factors deemed relevant by the Adviser. However, any such transaction would be subject to risks associated with the particular counterparty, including its creditworthiness.

The skills necessary to successfully execute options strategies may be different from those for more traditional portfolio management techniques, and if the Adviser is incorrect about its expectations of market conditions, the use of options could also result in a loss that may substantially exceed the Fund’s initial investment. Use of derivatives may also cause a Fund to be subject directly or indirectly to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may, in some cases, cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the Fund had not engaged in such transactions.

Equity Securities Risk.  Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer’s debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer’s credit as well as market risks. A Fund’s investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies are often unable to respond to competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies typically provide relative stability and low volatility, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Interest Rate Risk.  Interest rate risk is the risk that fixed-income investments or other investments held by a Fund will decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed-income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Changes in the value of a fixed-income instrument usually will not affect the amount of income the Fund receives from the instrument but it will generally affect the value of the Fund’s shares.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges against interest rate changes may not work as intended.

Given the recent near historically low interest rate environment in the United States, risks associated with rising interest rates are heightened. A Fund may face a heightened level of risk, especially because the Federal Reserve Board has ended its quantitative easing program and may continue to raise the federal funds rate, thereby causing interest rates to rise. Many other factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet its redemption obligations. In addition, regulations applicable to broker-dealers and the changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of fixed-income investments. As a result, certain fixed-income investments may be particularly subject to reduced liquidity and increased volatility.

Issuer-Specific Risk.  Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer’s goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. A change in the financial condition of a single issuer may affect securities markets as a whole. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer’s credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer’s securities.

Leverage Risk.  Options create leverage and expose a Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may amplify changes in the Fund’s NAV. When a Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity and Valuation Risk.  Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in securities that become illiquid after purchase, sometimes independent of any specific adverse changes in the conditions of a particular issuer, or an investment may be subject to a restriction on resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid in response to market developments or adverse investor perceptions. As a result, a Fund’s investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund’s fixed-income investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of rising interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund’s ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Adviser may experience difficulty in assigning an accurate daily value to these investments. As a result, the Fund may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information, which may be impacted by technological issues and/or errors by third party service providers. Accordingly, there can be no assurance that the determination of an investment’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be reliable will be accurate.

As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. For additional information about fair valuation determinations, see “How Fund Shares are Priced.” The Funds’ shareholder reports (when available) contain information about the Funds’ holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

Management Risk.  Each Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of its objective. In making investment decisions for a Fund, the Adviser or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

To a significant extent, a Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments and effectiveness of the Collateral Yield Enhancement Strategy. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund’s activities and the value of its investments.

A Fund may pursue a relative value strategy by taking long exposure in securities or instruments believed to be undervalued and short exposure in securities or instruments believed to be overvalued. In the event that the perceived mispricing underlying the Fund’s trading positions were to fail to converge toward, or were to diverge further from, the Adviser’s expectations, the Fund may incur a loss.

Given the complexity of the investments and strategies of each Fund, the Adviser may rely on quantitative models and quantitative data and analysis to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative models or data used by the Adviser, and the investments selected based on the models or data, may not perform as expected. The quantitative models and data may contain or reflect certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Adviser’s ability to make active qualitative decisions and timely adjust the quantitative model or data, including the underlying metrics and data.

Market Risk.  A Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties and the price or value of a Fund’s investments may fluctuate widely over short or extended periods. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult for the Adviser to identify favorable investment opportunities. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Governmental and regulatory actions may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

Markets may be volatile, and market volatility may be significant in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Market volatility may be significant over short or extended periods.

Adverse market events and market volatility may continue for prolonged periods, particularly if they are the result of unprecedented, unforeseen or widespread events or conditions. As a result, a Fund’s strategy may be adversely affected and the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

In general, the transactions or securities or other instruments in which the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment or forgo the investment at the time. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. These events may adversely affect a Fund.

New Fund Risk.  The Funds recently commenced operations and have limited operating history and started operations with a small asset base. There can be no assurance that a Fund will grow to or maintain a viable size sufficient to achieve investment and trading efficiencies and fully implement its investment strategy. As a result, a Fund’s performance may be particularly sensitive to individual investments and more volatile than would be expected once a Fund attains a viable size and fully implements its investment strategy. Investment positions may have a disproportionate impact (negative or positive) on performance of a Fund. A Fund may also require a period of time before it is fully invested in securities that meet its investment objectives and policies and achieve a representative portfolio composition. As a result, a Fund’s performance may not represent how the Fund is expected to or may perform in the long-term. In the event that a Fund is liquidated, the expenses and timing of such liquidation may be unfavorable to some shareholders.

Options Risk.  The purchase or writing (sale) of an option involves the payment or receipt of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Investments in options are considered speculative. Purchasing options involves the payment of premiums, which may adversely affect a Fund’s performance.

When a Fund writes (sells) an option, if the decline or increase in the underlying asset or index is significantly below (in the case of a put) or above (in the case of a call) the strike (exercise or expiration) price of the written option, the Fund could experience a substantial loss. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or index above the strike (exercise or expiration) price of the call option. By writing (selling) a call option, the Fund takes on the risk of increases in the index’s price level and assumes the risk that it must deliver an amount equal to a fixed multiple of the difference between the index’s price level and a strike (exercise or expiration) price that may be lower than the index’s price level. By writing (selling) a put option on the S&P 500® Index, the Fund takes on the risk of declines in the index’s price level and assumes the risk that it must deliver an amount equal to a fixed multiple of the difference between the index’s price level and a strike (exercise or expiration) price that may be higher than the index’s price level.

When a Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or index decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund.

The Funds intend to write (sell) and purchase put and call options on an equity index. An index measures the movement of a certain group of assets by assigning relative values to the assets included in the index. Options on an index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. No assurance can be given that the Adviser’s judgment in this respect will be correct.

Index options are subject to changes in the underlying securities of the index of securities on which such instruments are based. The value of a Fund’s equity index options will fluctuate in response to changes in the price level of the S&P 500® Index. Although other factors may adversely affect the Fund’s Collateral Yield Enhancement Strategy, during periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. Markets may be volatile, and market volatility may be significant in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Market volatility may be significant over short or extended periods. There is no guarantee that the Collateral Yield Enhancement Strategy, and use of “iron condors,” will be effective or that transactions deemed by the Adviser to be suitable will be available.

This Collateral Yield Enhancement Strategy’s profit potential is generally limited to the net premium received when writing (selling) the equity index call and put options. The potential for loss is an amount equal to the difference between either the strike (exercise or expiration) price of the written (sold) call and the strike (exercise or expiration) price of the purchased call, or the strike (exercise or expiration) price of the purchased put and the strike (exercise or expiration) price of the written (sold) put, plus any commissions or premiums paid to purchase the corresponding equity index call and put options, and multiplied by the number of individual call and put options.

Maximum loss under an “iron condor” occurs from either the put or the call option, when the index price level is greater than the purchased call or less than the purchased put.

Other Investment Company Risk.  To the extent a Fund invests in exchange-traded funds (“ETFs”) or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. A Fund and its shareholders will incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles.

Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their NAV. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs or otherwise trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

U.S. Government Securities Risk.  Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. In addition, although U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate in value and are subject to investment risks. The value of U.S. government obligations may be adversely affected by changes in interest rates.

The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:

Redemption Risk.  The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. Redemption risk is heightened during periods of declining or illiquid markets. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction.

Regulatory and Legal Risk.  U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The Securities and Exchange Commission (“SEC”) recently adopted rules intended to limit, assess and manage liquidity risk. In the future, the rules may materially affect the securities in which a Fund invests and a Fund’s investment strategies and performance. Additionally, members of Congress have from time to time proposed legislation relating to the taxation of financial instruments, including legislation that would require holders to annually mark to market affected financial instruments and treat any resulting gains as ordinary income. These or other potential changes in law could adversely affect the tax treatment of an investment in a Fund.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ investments is available in the SAI.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Harvest Volatility Edge Trust, a Delaware statutory trust (the “Trust”), which is overseen by its Board of Trustees. The Adviser provides day-to-day investment advice regarding the Funds’ portfolio transactions, including making investment decisions for the Funds, pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Advisory Agreement”).

The Adviser

Harvest Volatility Management, LLC, located at 420 Lexington Ave., Suite 2620, New York, NY 10170, is the Funds’ investment adviser. The Adviser is a Delaware limited liability company and an investment adviser registered with the SEC since 2008. The Adviser provides discretionary investment advisory services to a range of clients, including private clients, foundations, endowments and institutional investors. As of December 31, 2018, the Adviser had approximately $10.4 billion of assets under management, all of which it managed on a discretionary basis.

As compensation for its services as investment adviser to the Funds, the Adviser is entitled to the following advisory fee for each Fund (expressed as a percentage of average daily net assets):

Fund	Advisory Fee
Harvest Edge Absolute Fund	0.65%
Harvest Edge Equity Fund	0.55%
Harvest Edge Bond Fund	0.45%

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Funds’ report to shareholders for the fiscal period ended April 30, 2018.

The Adviser has contractually agreed through March 1, 2020 to waive certain fees and/or reimburse certain expenses incurred by each Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, expenses incurred in connection with any merger or reorganization, litigation and extraordinary expenses) to the percentage of the average daily net assets of each class of shares as set forth in the summary section. The limitation may not be increased or terminated prior to this time without approval of the Board and is subject to the Adviser’s recoupment rights.

If on any day or month, the estimated annualized operating expenses of a Fund (or class or classes of shares thereof) as of that day or month are less than the applicable expense limit as of that day or month, the Adviser is entitled to recoupment of the previously waived or reduced fees, reimbursed expenses, and additional payments from the Fund (or such class or classes of shares thereof) for three years from the date of the waiver, reduction, reimbursement, or additional payment. Any such recoupment shall be subject to the lesser of the expense limit in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Portfolio Managers

A team of investment professionals manages each of the Funds. Information about the team members jointly and primarily responsible for the day-to-day management of the Funds is shown below. Further information regarding the team members, including other accounts managed, compensation, and ownership of Fund shares, is available in the SAI.

Richard L. Selvala, Jr., is Chief Executive Officer and Portfolio Manager of the Adviser. Prior to founding the Adviser in 2008, Mr. Selvala was Co-Head of Volaris, Credit Suisse’s volatility management unit with $4 billion of AUM. Prior to Volaris, Mr. Selvala held various senior derivative management and marketing positions at Credit Suisse, UBS and General Motor’s Treasurer’s Office. Mr. Selvala received an MBA from Harvard Business School in 1990 and received a BS in Mechanical Engineering from the University of Michigan in 1985.

Curtis F. Brockelman, Jr., is President, Chief Risk Officer and Portfolio Manager of the Adviser. Prior to founding the Adviser in 2008, Mr. Brockelman was the Founder and Managing Partner of Perch Bay Group, LLC and Perch Bay Partners LLC. While at Perch Bay, Mr. Brockelman was the portfolio manager for Perch Bay Partners Sigma 1, LP, a volatility arbitrage hedge fund trading index options. Prior to Perch Bay, Mr. Brockelman was a Senior Vice President of Investments and a partner in “The Brockelman Group” at Salomon Smith Barney for seven years. Mr. Brockelman received a BA in Economics from Duke University in 1991.

Michael Zigmont, CFA, is a Partner of the Adviser and has more than 12 years of experience in volatility trading, research and structuring. Prior to joining the Adviser in 2008, an Equity Options Trader and Quantitative Analyst with Volaris, Credit Suisse’s volatility management unit, he was responsible for risk management of OTC and listed options on $4 billion of client assets. Subsequent to joining Volaris, Mr. Zigmont was a Vice President with Morgan Stanley in the Structured Investments Group and OTC Hedging Desk within the Institutional Equities Division. He holds a B.A. in Engineering Sciences from Dartmouth College and studied at the University of Mainz in Germany.

Tim Knowles, is a Managing Director and Co-Portfolio Manager of the Adviser’s Call Writing and Put Writing strategies with eighteen years of experience trading and managing option portfolios. Prior to joining the Adviser in 2016, Mr. Knowles was co-head of Credit Suisse Volaris, responsible for the portfolio management of the two largest strategies and the head marketer. Prior to joining Credit Suisse Volaris in 2004, Mr. Knowles was an options market maker for Tahoe Trading and Botta Capital Management. Mr. Knowles earned a bachelor’s degree in Economics from Duke University.

Other Service Providers to the Funds

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

CHOOSING A SHARE CLASS

Each Fund offers two classes of shares: Investor Class Shares and Institutional Class Shares. The Funds may offer additional classes of shares in the future. Each Fund reserves the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund and delegates such authority to the Adviser.

When you purchase shares of a Fund, you must choose a share class. Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class and not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested and the expenses of the share class. You may wish to consult your financial advisor when deciding which class of shares to buy. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. A class may have higher expenses than another class, which may lower the return on your investment.

The Funds or the Adviser do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.

Eligibility

Investor Class Shares are available to the general public for investment.

With certain exceptions, the Institutional Class Shares are typically offered only to those investors that purchase at least the prescribed minimum amount of a Fund. Institutional Class Shares are offered directly, via the Transfer Agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers). Such intermediaries may require payments for the provision of distribution, administrative or shareholder retention services, and networking and/or omnibus account fees. Some of the foregoing payments may be borne by the Adviser or other service providers and certain of the foregoing payments (except payments for any activities that are primarily intended to result in the sale of Fund shares) may be borne by a Fund.

An investor transacting in Institutional Class Shares may be required to pay a commission to a broker in connection with transactions in Institutional Class Shares.

Investment Minimums

For each Fund, the minimum initial investment for Investor Class Shares is generally $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for Institutional Class Shares is generally $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class Shares by aggregating multiple accounts within a Fund. If a shareholder invests in a Fund through a financial adviser or intermediary, the minimum initial investment for Institutional Class Shares may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for Investor Class Shares. There is no minimum subsequent investment for Institutional Class Shares.

The Funds reserve the right to waive or change investment minimums (at any time), in general or for accounts sold through specific financial intermediaries, and delegates such authority to the Adviser. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums.

Financial intermediaries may have their own investment minimums, which may be higher or lower than the Funds’ investment minimums. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker, or other intermediary, the account minimum applies to the omnibus account, not to the account of the individual investor.

Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

DISTRIBUTION AND/OR SERVICE PLANS

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares, which allows each Fund to pay fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class Shares for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Adviser and their affiliates. Each Fund may reduce the amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Adviser or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because the fees under the plan are paid on an ongoing basis, the fees will increase the cost of an investment in Investor Class Shares of a Fund.

BUYING AND REDEEMING SHARES

The following tables provide a summary of certain information about how to buy, exchange or redeem shares. The information in these tables is qualified in its entirety by the detailed descriptions that follow. You should read these tables in conjunction with the rest of the information in this section.

Investment Minimums*

	Investor Class Shares	Institutional Class Shares
Minimum Initial Investment	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.
$25,000 for all accounts. Investors generally may meet the minimum initial investment by aggregating multiple accounts within the Fund. If a shareholder invests through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum.

Minimum Subsequent Investment	$100	None

*	Each Fund reserves the right to waive or change investment minimums, in general or for accounts sold through specific financial intermediaries, and delegates such authority to the Adviser. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums. Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

Opening An Account

You may obtain an account application by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, or via the Funds’ website at www.hvmfunds.com.
By Mail	Please mail your completed account application and a personal check payable to Harvest Volatility Edge Trust to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire	To open an account and make an initial investment by wire, please first complete an account application form (see the options above).

After the Fund has received your completed account application form at one of the addresses listed above, you will receive an account number. Please ensure that your bank receives this account number as part of your wiring instructions.

For more details on wiring instructions, please call 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, or visit www.hvmfunds.com.
Please note that most banks charge fees when sending wires.

Adding To An Account (Subsequent Investment)

Existing shareholders of Investor Class Shares and Institutional Class Shares may purchase additional shares of the same class for all authorized accounts through the methods described below.

Please send a letter (with your account number) or statement stub to the Fund, or complete a subscription form (available at www.hvmfunds.com or by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday).

By Mail	Mail the letter or completed form, along with a personal check payable to Harvest Volatility Edge Trust to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
Via Automatic Investment Plan
You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the account application.

Additionally, you may establish an Automatic Investment Plan by completing the Account Options Form available at www.hvmfunds.com.

By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire
Please call the Transfer Agent at 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday, and inform the Transfer Agent that you will be wiring funds.

Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please call 1-844-434-4838 or visit www.hvmfunds.com.

Please note that most banks charge fees when sending wires.

Selling Shares (Redeeming Your Investment)

Please send a letter to the Fund, or complete a redemption form (available at www.hvmfunds.com or by calling 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday).
By Mail	Mail the letter or completed form to:
	Regular Mail: Harvest Volatility Edge Trust P.O. Box 1920 Denver, CO 80201	Overnight Mail: Harvest Volatility Edge Trust 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone	Please call 1-844-434-4838 between 9:00 AM and 8:00 PM ET, Monday through Friday to redeem your shares.

When you open your account you will automatically have the ability to redeem shares by telephone unless you specify otherwise on your account application. To change your telephone preferences, please complete the Account Options Form available at www.hvmfunds.com or call 1-844-434-4838.

PLEASE NOTE: Redemption by phone is not available for retirement or education savings accounts.

By Wire
If you have previously established wiring instructions for your account, please call 1-844-434-4838 to redeem your shares, or complete a redemption form available at www.hvmfunds.com. Please note that your bank may charge a fee in order to process the wire.

If you have an open account, but have not previously established wiring instructions for that account, please send the Transfer Agent a written request to add such wiring instructions to your account. In order to do this, please complete the Transaction Request Form or Account Options Form available at www.hvmfunds.com or call 1-844-434-4838.

By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid medallion signature guarantee form, when changing certain information in an account (i.e., wiring instructions, etc.). For information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

Each Fund has the right to charge an annual service fee or other designated fees (e.g., a transfer, rollover or termination fee) for maintaining a shareholder’s retirement account. In addition, each Fund has the right to be reimbursed for all reasonable expenses, including legal expenses, that the Fund incurs in connection with the administration of a retirement account. Each Fund may charge a shareholder separately for any such fees or expenses, or the Fund may deduct the amount of the fees or expenses from the assets in the shareholder’s retirement account at its discretion. Each Fund reserves the right to charge any additional fee upon 30 days notice to a shareholder that the fee will be effective.

Networking, Sub-Accounting and Administrative Fees

The Trust, on behalf of the Funds, may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which may be paid all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to the Rule 12b-1 plan for Investor Class Shares and agreements with the Distributor. These payments may increase the Funds’ operating expenses and reduce their investment performance.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may also make payments out of their own resources for marketing, promotional and/or administrative related expenses to select financial intermediaries on behalf of the Funds. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, and select financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to the fees disclosed in this prospectus. Please contact your financial intermediary for details about any fees or expenses it charges.

Buying Shares

In order to buy or redeem shares at that day’s NAV, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the NAV computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s NAV.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Trust’s post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Investors may be charged a fee if they effect transactions through a broker or agent. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens and/or residents.

The Funds generally will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Funds shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Automatic Investment Plans

Automatic Investment Plans allow you to make regular investments in a Fund through automatic deductions from your bank account. Automatic Investment Plans are offered for both Investor Class Shares and Institutional Class Shares. You may establish an Automatic Investment Plan when you open your account or, for an existing account, by completing the Account Options Form available at www.hvmfunds.com. The minimum automatic deduction is $100 per month or quarter. There is no charge to participate in a Fund’s Automatic Investment Plan. You can stop the deductions at any time by notifying the Fund in writing or via telephone at 1-844-434-4838.

Redeeming Shares

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable NAV determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemptions, like purchases, may be made directly through the Funds or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing, redemption or service fee in connection with the redemption of shares.

Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Redemption Payments

In all cases, your redemption price is the NAV per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven (7) days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven (7) days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a medallion signature guarantee, as described in “Medallion Signature Guarantees” in this Prospectus.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods). In addition, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. See “Redemptions In-Kind” below and the SAI for more details regarding redemptions in-kind.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make redemption payments in securities rather than cash. If a Fund deems it advisable that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. In general, each Fund will seek to make redemption payments in securities that, as closely as practicable, represent a pro rata share of the Fund’s portfolio, subject to certain exceptions. A shareholder would bear any market and liquidity risks and may pay brokerage charges and other transaction-related fees on the sale of any securities received as a result of a redemption in-kind.

Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. Each Fund requires a medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request, to help protect against fraud on certain types of transfer requests or account registration changes). Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Call your financial institution to find out if it participates in a medallion program, or call the Fund at 1-844-434-4838 for information on obtaining a medallion signature guarantee.

Share Class Conversions

Fund shareholders may convert shares between Investor Class Shares and Institutional Class Shares of the same Fund. Share class conversions must generally meet the minimum investment requirements described in “Investment Minimums” in this Prospectus or eligibility requirements, though each Fund reserves the right to waive or change investment minimums and delegates such authority to the Adviser. A share class conversion is generally not considered a taxable transaction. You may wish to consult with your tax advisor. The Funds do not impose fees for such conversions. You may request a share class conversion by telephone or by mail. Please call Shareholder Services at 1-844-434-4838 for more information. Please note: broker-dealers or financial intermediaries might restrict share class conversions, or they might impose fees on such conversions. The conversion feature for the share classes or a share class may be modified from time to time.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven (7) days, you may exchange those shares for shares of the same class of any other Fund, if such Fund is available for sale in your state.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. Any new account or new subscription established through an exchange is subject to any existing restrictions or conditions on the Fund that is to be acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. If a shareholder exchanges the shares of one Fund for another, the shareholder is not entitled to later reverse the exchange unless all the foregoing conditions are satisfied.

Before effecting an exchange, you should read the prospectus of the Fund into which you are exchanging.

An exchange represents the sale of shares of one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. You may wish to consult with your tax advisor. Transfers between classes of a single Fund are generally not considered a taxable transaction (see “Share Class Conversions” above).

The exchange privilege for the share classes or a share class may be modified from time to time. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Trust or the Transfer Agent for further details.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

If at any time your account balance falls below the applicable minimum initial investment amount for the share class and type of account described under “Investment Minimums” in this Prospectus due to redemptions, a letter may be sent advising you to add to your account to meet the applicable minimum account balance, to transfer your shares to another share class of the Fund for which you are eligible, or to redeem the remaining shares in your account. If action is not taken within 30 days of the notice, the Fund may require mandatory redemption of shares, or the Fund may elect to transfer the shares to another share class of the Fund for which you are eligible. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements. An automatic redemption, as a sale of your Fund shares, may have tax consequences. See “Taxes” below for more information.

Each Fund reserves the right to waive or change investment minimums, and delegates such authority to the Adviser.

Individual Retirement Account or Coverdell Education Savings Accounts

An annual IRA and education savings account maintenance fee of $10.00 is charged by the IRA custodian on a per-account basis.

Share Certificates

The Funds do not issue share certificates.

Verification of Accounting Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire / Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase. These fees typically vary by bank, and may be based on various factors, such as type of account or bank policies. Please contact your bank for more information.

Frequent Purchases and Sales of Fund Shares

Because of the risks associated with an investment in the Funds, and so that you can better manage volatility in each Fund’s NAV, the Funds recommend that you invest only for the long term. Short-term buying and selling of shares of a Fund may have detrimental effects on the Fund and other shareholders. Short-term trading and market timing can disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs, which are borne by non-redeeming shareholders.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions, and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order from any investor the Funds believe has a history of abusive trading or whose trading, in the Funds’ judgment, has been or may be disruptive to the Funds. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage a Fund.

Rights Reserved by the Funds

In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Adviser (or its affiliates) nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption.

Unclaimed Property Laws

In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — the Transfer Agent may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to minimize the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact the Transfer Agent to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact the Transfer Agent at 1-844-434-4838 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Funds’ securities for the purpose of determining a Fund’s NAV. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time).

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies.

The market price for debt obligations (including short-term debt obligations with remaining maturities of 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/ dealers that make a market in the security.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing. ETFs will usually be valued in the same manner as equity securities that are traded on an exchange.

An exchange-traded option is valued on the valuation day at the mean of the bid and ask prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant Exchange or Board of Trade for non-U.S. listed options. Flexible exchange options cleared by the Options Clearing Corporation will be valued by a pricing vendor. When the Fund writes a call option, it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentences.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Information about the valuation of the Funds’ holdings can also be found in the SAI and the Funds’ shareholder reports.

DIVIDENDS AND DISTRIBUTIONS

The policy of Harvest Edge Absolute Fund and Harvest Edge Bond Fund is to distribute to its shareholders substantially all net investment income on a quarterly basis. The policy of Harvest Edge Equity Fund is to distribute to its shareholders substantially all net investment income on an annual basis. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers.

Income dividend distributions are derived from interest and other income each Fund receives from its holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities owned by a Fund, or from transactions in options that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Distributions of short-term capital gains are generally taxable as ordinary income.

A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your account settings at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Uncashed checks may be reinvested at current NAV and for any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

•	U.S. citizens or residents;
•	U.S. corporations;
•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
•	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax- exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the Statement of Additional Information under “TAXATION.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as “regulated investment companies” (or RICs) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that none of the Funds is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. The maximum long-term capital gain rate applicable to individuals is currently 20%. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to be derived from “qualified dividend income,” which is generally taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends. The Funds do not expect a significant portion of their distributions to be eligible for the dividends-received deduction with respect to corporate shareholders. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from securities which it owns, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from distributions from securities, from foreign currency gains , from interest on indebtedness owned by the Fund and from other sources.

The Funds generally will seek to implement the Collateral Yield Enhancement Strategy such that the options contracts qualify for treatment as a “Section 1256” contract, as defined in the Internal Revenue Code. Gains and losses with respect to Section 1256 contracts are generally treated as 60% long term capital gains (or losses) and 40% short term capital gains (or losses). If a Fund holds a Section 1256 contract at the end of its taxable year, the Fund is generally deemed to sell such option at fair market value at such time and recognize any gain or loss thereon. For more information, see the Statement of Additional Information under “TAXATION.”

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. If this is not preferred, you may wait to invest until after a Fund has paid a dividend.

Sale of Fund Shares

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that are currently equivalent to those applied to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXATION — Sale, Exchange or Redemption of Shares.”

Redemption of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption or the exchange and the shareholder’s aggregate adjusted basis in the shares surrendered. Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXATION — Sale, Exchange or Redemption of Shares.”

Taxation of Certain Investments

A Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. A Fund may also buy debt obligations in the secondary market that are treated as having a market discount. Generally, a gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

A Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

For more information, see the Statement of Additional Information under “TAXATION — Certain Tax Rules Applicable to Fund Transactions.”

Other Foreign Tax Issues

In addition, the Fund may be subject to other foreign tax regulations on income and capital gains. For a more complete discussion of such issues, please refer to the Statement of Additional Information.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 24%.

Foreign Accounts

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on distributions from a Fund, as discussed in more detail in the SAI. For more information regarding withholding with respect to foreign accounts, see the Statement of Additional Information under “TAXATION — Foreign Shareholders.”

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for the period of each Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ 2018 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Absolute Fund

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.02
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.13)

NET ASSET VALUE, END OF PERIOD	$9.87
TOTAL RETURN(b)	(1.30	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$117
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.51	%(d)
Operating expenses excluding fee waivers/reimbursements	7.73	%(d)
Net investment income including fee waivers/reimbursements	0.20	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.20	%(d)
Operating expenses excluding fee waivers/reimbursements	7.42	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)
PORTFOLIO TURNOVER RATE	72	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Absolute Fund

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.03
Net realized and unrealized loss on investments	(0.13)
Total from investment operations	(0.10)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.03)
Total distributions	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.87
TOTAL RETURN(b)	(1.00	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$9,776
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.20	%(d)
Operating expenses excluding fee waivers/reimbursements	6.45	%(d)
Net investment income including fee waivers/reimbursements	0.36	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.95	%(d)
Operating expenses excluding fee waivers/reimbursements	6.20	%(d)
Net investment income including fee waivers/reimbursements	0.61	%(d)
PORTFOLIO TURNOVER RATE	72	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

Harvest Edge Equity Fund

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.05
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.21)

NET ASSET VALUE, END OF PERIOD	$9.79
TOTAL RETURN(b)	(2.10	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$119
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.26	%(d)
Operating expenses excluding fee waivers/reimbursements	37.17	%(d)
Net investment income including fee waivers/reimbursements	0.51	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	1.15	%(d)
Operating expenses excluding fee waivers/reimbursements	37.06	%(d)
Net investment income including fee waivers/reimbursements	0.62	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE EQUITY FUND

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.07
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.19)

NET ASSET VALUE, END OF PERIOD	$9.81
TOTAL RETURN(b)	(1.90	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$982
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	1.01	%(d)
Operating expenses excluding fee waivers/reimbursements	14.71	%(d)
Net investment income including fee waivers/reimbursements	0.74	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.90	%(d)
Operating expenses excluding fee waivers/reimbursements	14.60	%(d)
Net investment income including fee waivers/reimbursements	0.85	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE BOND FUND

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.12
Net realized and unrealized loss on investments	(0.60)
Total from investment operations	(0.48)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.42)
Total distributions	(0.42)

NET ASSET VALUE, END OF PERIOD	$9.10
TOTAL RETURN(b)	(4.91	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$111
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	0.96	%(d)
Operating expenses excluding fee waivers/reimbursements	38.91	%(d)
Net investment income including fee waivers/reimbursements	1.49	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.85	%(d)
Operating expenses excluding fee waivers/reimbursements	38.80	%(d)
Net investment income including fee waivers/reimbursements	1.60	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

FINANCIAL HIGHLIGHTS (continued)

HARVEST EDGE BOND FUND

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period December 19, 2017 (Commencement of operations) to October 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME (LOSS) FROM OPERATIONS
Net investment income(a)	0.16
Net realized and unrealized loss on investments	(0.63)
Total from investment operations	(0.47)
LESS DISTRIBUTIONS
Distributions from net investment income	(0.05)
Total distributions	(0.05)

NET ASSET VALUE, END OF PERIOD	$9.48
TOTAL RETURN(b)	(4.71	%)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of Period (000’s)	$902
RATIOS TO AVERAGE NET ASSETS (including interest expense)
Operating expenses including fee waivers/reimbursements	0.72	%(d)
Operating expenses excluding fee waivers/reimbursements	15.50	%(d)
Net investment income including fee waivers/reimbursements	1.87	%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense)
Operating expenses including fee waivers/reimbursements	0.60	%(d)
Operating expenses excluding fee waivers/reimbursements	15.38	%(d)
Net investment income including fee waivers/reimbursements	1.99	%(d)
PORTFOLIO TURNOVER RATE	0	%(c)

(a)	Calculated using average shares method.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

Additional Information

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser or other parties who provide services to the Funds.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual reports list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and discuss how investment strategies and Fund performance have responded to recent market conditions and economic trends during the Funds’ last fiscal year. The semi-annual reports list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The annual and semi-annual reports may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted in the SAI.

Householding

To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders sharing the same mailing address. Please contact the Funds if you do not want this policy to apply to you. You will be sent individual copies within 30 days after receipt of your revocation of this policy. If you purchased Fund shares through an intermediary, please contact your intermediary.

Statement of Additional Information

The SAI also provides additional information about each Fund’s investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust, once filed, are or will be available, free of charge, on the Trust’s website www.hvmfunds.com or you may also call 1-844-434-4838. You can also obtain these documents, reports and other information at www.sec.gov and as described below.

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or annual or semiannual report (once available) at no cost, you may:

View Documents Online – www.hvmfunds.com

Call for a Copy – 1-844-434-4838

ALPS Distributors, Inc. is the distributor of the Funds.

How to Contact the SEC

Website: www.sec.gov

E-mail: publicinfo@sec.gov

You may also access reports and other information about the Trust on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Harvest Volatility Edge Trust, of which each Fund is a series, is 811-23286.

HARVEST EDGE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2019

Fund	Investor Class Shares	Institutional Class Shares
Harvest Edge Absolute Fund	HEANX	HEAIX
Harvest Edge Equity Fund	HEENX	HEEIX
Harvest Edge Bond Fund	HEBNX	HEBIX

This Statement of Additional Information (“SAI”) is not a prospectus and is intended to be read in conjunction with the Prospectus dated February 28, 2019, as may be supplemented from time to time, for the Harvest Edge Absolute Fund, Harvest Edge Equity Fund, and Harvest Edge Bond Fund. Unless the context indicates otherwise, references herein to “each Fund,” “the Fund,” “a Fund,” “the Funds” or “Funds” refers to each Fund listed above.

This SAI is incorporated by reference into the Prospectus. Copies of the Prospectus and the Funds’ annual and semi-annual reports to shareholders may be obtained without charge by calling 1-844-434-4838 or by visiting the Funds’ website at www.hvmfunds.com.

THE TRUST

The Harvest Volatility Edge Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2017, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Trust’s Board of Trustees (the “Board”) is authorized to issue an unlimited number of full and fractional shares of beneficial interest, with or without par value, which may be issued in any number of series of the Trust. The Board also is authorized to issue separate classes of shares of any series and reclassify the same without further action by shareholders. The Board may from time to time establish and designate other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

Currently, the Trust consists of three series each of which is a “diversified company” within the meaning of the 1940 Act and each of which has its own investment objective and policies. Each Fund currently offers two classes of shares: Investor Class Shares and Institutional Class Shares. Although there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment restrictions, which may not be changed without shareholder approval. These limitations are set forth under “Fundamental Investment Restrictions.” Each Fund commenced operations on December 19, 2017.

Harvest Volatility Management, LLC (the “Adviser”) serves as the investment adviser to each Fund.

As disclosed in the Prospectus, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate a Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.

Subject to the distinctions permitted among classes of the Trust or any series as established by the Trustees consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Trustees, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Trustees may require shareholders to redeem shares for any reason as determined by the Trustees. When issued, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share) or as otherwise may be set forth in the Trust’s By-Laws. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the

1

Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Agreement and Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Agreement and Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law, including the 1940 Act; and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Agreement and Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Agreement and Declaration of Trust.

2

 INVESTMENT STRATEGIES, POLICIES, AND RISKS

Each Fund’s investment objective(s), principal investment strategies and principal risks are discussed in the Prospectus, which identifies the types of securities or other instruments in which each Fund invests principally and summarizes the principal risks to each Fund’s portfolio as a whole associated with such investments. The following discussion provides additional information about those principal investment strategies and principal risks. The following discussion also provides information about other investment strategies, methods and techniques that the Adviser may employ in managing a Fund as well as the related risks. To the extent that a security or other instrument or strategy, method or technique discussed below is not described in the Prospectus, the Adviser may invest in such instrument or employ such strategy, method or technique as a non-principal investment strategy. Each Fund may invest in these types of instruments or engage in these types of transactions, subject to its investment objective(s), principal investment strategies, fundamental investment restrictions and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities or other instruments described below.

Each Fund implements a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500 Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). These “iron condors” are comprised of a put option spread and a call option spread on the same index with generally the same expiration date and four different strike (exercise or expiration) prices. The Fund may also construct “modified iron condors,” which include various adjustments with respect to the equity index options or other characteristics of the technique. Although the Funds will not be short a naked (or uncovered) option, a Fund may from time to time be long additional options for risk management purposes.

In connection with constructing options spreads using a technique called “iron condors,” as described in the Prospectus, the Adviser analyzes a variety of factors, including premium at risk (i.e., the amount of net option premiums paid in implementing the position), the time to expiration of options, the rate that options lose value as they near maturity (known as theta), the risk of gain or loss resulting from changes in volatility (known as vega), the potential rate of change in the price of the applicable options with respect to the price level of the corresponding equity index (known as delta), and the change in the delta as a result of incremental changes in the price level of the corresponding equity index (known as gamma) and overall exposures generated by the equity index options. As described in the Prospectus, the Funds generally intend to structure these options contracts to qualify for treatment as a “Section 1256 contract,” in respect of which 60% of any gain is generally treated as long-term capital gain without regard to the holding period for such options.

In general, the Collateral Yield Enhancement Strategy is expected to benefit from a market that is relatively “range bound” (i.e., when the price level of the applicable index remains within the channels constructed through the equity index options). As disclosed in the Prospectus, the Adviser will manage each Fund’s assets in a manner generally designed to contain and quantify a Fund’s maximum loss exposure attributable to the Collateral Yield Enhancement Strategy. Each Fund’s Core Investments present risks to the Fund that are separate from, and in addition to, the risks to the Fund associated with its Collateral Yield Enhancement Strategy.

A Fund may pursue a relative value strategy by taking long exposure in securities or instruments believed to be undervalued and short exposure in securities or instruments believed to be overvalued.

The Adviser may, in its discretion, utilize a “representative sampling” strategy whereby the Harvest Edge Equity Fund or the Harvest Edge Bond Fund would hold a significant number of the component securities of the S&P 500 Index or the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The strategy is discussed in more detail in the Funds’ prospectus and in the section titled “Writing and Purchasing Call and Put Options,” below.

3

Asset-Backed Securities. A Fund may invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer.

The Funds may invest in mortgage-backed securities (“MBS”), which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and Collateralized Mortgage Obligations (“CMOs”), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, or FHLMC; securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

Borrowing and Other Forms of Leverage. Each Fund may borrow money to the extent permitted under the 1940 Act. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is anticipated that observance of such covenants would not impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. These borrowings may be unsecured.

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded. Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market

4

value of its portfolio securities and other assets. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives, writing (or selling) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Cash Equivalent Investments. Each Fund may hold cash equivalent investments, which include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities. See “U.S. Government Securities” below. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalent investments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as: a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These investments may be subject to federal income, state income and/or other taxes. Instead of investing in cash equivalent investments directly, the Fund may invest in a money market fund.

5

Cyber Security and Operational Risk. With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft, destruction, or corruption of and denial of access to data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, the Funds and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Funds’ ability to calculate its NAV, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting the Funds to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. In addition, it may not be possible to detect when a cyber breach has occurred. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

The Funds’ investments or their service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Funds and their shareholders could be negatively impacted as a result.

Debt Securities. A Fund may invest in a broad array of short-, medium-, and long-term debt securities issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on debt securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Debt securities are subject to credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a debt security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer

6

were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings.

7

In general, a Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments, such as swaps, futures, forwards and options, may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments. Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events.

Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. The Adviser may use derivatives for a variety of reasons, including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. The Adviser may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives may allow the Adviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all. Over-the-counter derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. In addition, the use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if such instruments had not been used.

The laws and regulations that apply to derivatives and persons who may use them (including the Funds) are rapidly changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Among other changes, the Dodd-Frank Act sets forth a new legislative framework for over-the-counter derivatives, including financial instruments, such as swaps, in which the Funds may invest. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

Equity Securities. The Funds may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred

8

stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in a Fund may at times decrease instead of increase. The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividends payments may be in arrears. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock. Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions.

Convertible securities, which may be held by a Fund, share both equity and fixed income characteristics and are subject to risks which equity and fixed income instruments are subject.

Exchange-Traded Funds (“ETFs”) and Other Investment Companies. A Fund may invest in shares of other investment companies (including mutual funds and ETFs) and other pooled investment vehicles. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons.

9

ETFs are pooled investment vehicles that may be designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs may be designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price.

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.

10

Foreign Investments. A Fund may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

In addition, there is a risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or securities that trade in, and receive revenues in, or derivatives that provide exposure to, foreign (non-U.S.) currencies.

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. In addition, there may be no legal recourse against a sovereign debtor in the event of a default.

Stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets.

Hedging. The Adviser may, from time to time, employ various hedging techniques in pursuing a Fund’s investment objective. Hedging activities may not work as intended or be successful. The success of these hedging techniques will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio or other exposures being hedged. As the characteristics of many securities, indices or other reference instruments change regularly, the success of the hedging techniques will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. To the extent the Fund

11

engages in hedging, the Fund’s exposure to adverse market or issuer-specific events will likely not be eliminated but these activities are intended to reduce the possibility that the Fund will be adversely affected by such events. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Yield Securities. High yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Adviser to be of comparable quality. These types of securities, which may be purchased by a Fund, may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Adviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

12

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Board. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Liquidity and Valuation. Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in over-the-counter markets, may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund’s exposure to “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Investments in less liquid or illiquid securities may reduce the returns of a Fund because it may be unable to sell the securities at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid securities purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities at the time of purchase. Applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining whether a particular instrument should be treated as illiquid. Under the Funds’ liquidity determination procedures, the Adviser may consider factors deemed relevant. A Fund may not invest more than 15% of its net assets in securities or assets that are determined to be illiquid pursuant to the Trust’s applicable procedures.

In 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Funds. The rule may impact the Funds’ ability to achieve their respective investment objectives. The Adviser continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to a Fund’s strategies in the future.

At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded or valued using a fair value methodology or information provided by third-party pricing services. Thus, a Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.

Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale,

13

the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk.

In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks if it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.

U.S. Government Securities. A Fund may invest in government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government

14

Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury Obligations to decline.

The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities are deemed to include (to the extent consistent with the Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Fund may invest in separately traded principal and interest components (“STRIPS”) of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the

15

conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the NYSE after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

A Fund may invest in Treasury inflation-protected securities (“TIPS”), which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

When-Issued, To –Be-Announced and Delayed Delivery Securities. A Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may

16

result in increased volatility of the Fund’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Writing and Purchasing Call and Put Options. Each Fund may write (sell) or purchase call and put options on an index as discussed in the prospectus or any other index in the future. The purpose of the strategy is to generate additional income for the Fund. A Fund may also purchase put and call options on such indices.

Options on indices are similar to options on a security or other instrument (which are described below) except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the option holder (purchaser) the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the strike (exercise) price of the option. This amount of cash is equal to the difference between the closing price of the index and the strike (exercise) price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on individual securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

For a call option written (sold) by a Fund, the premium, the strike (exercise) price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. Thus, if a written (sold) option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

The principal factors affecting the market value of a put or a call option include supply and demand, the current price level of the reference index in relation to the strike (exercise) price of the option, the volatility of the reference index, and the time remaining until the expiration date. The Funds’ “iron condors” are susceptible to particular risks during periods of extreme market movements or if market conditions diverge from historical patterns.

There can be no assurance that a closing purchase or sale transaction can be consummated when desired. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

17

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by the Adviser on behalf of its other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in markets. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to accurately anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or indices on which options are written (sold) and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur or the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing (selling) and purchasing of options could increase a Fund’s portfolio turnover rate and, therefore, associated costs.

Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the strike (exercise) price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the strike (exercise) price (in the case of a put), or remains less than or equal to the strike (exercise) price (in the case of a call), the Fund will lose the premium it paid for the option. Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Options in which the Funds invest are usually traded on an exchange or through a central counterparty. The Fund is thus subject to the credit risk of the clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free. To the extent that a Fund invests in options that are not traded on an exchange or through a central counterparty, the Adviser will evaluate the creditworthiness and financial responsibility of any counterparty based on factors deemed relevant by the Adviser. However, any such transaction would be subject to risks associated with the particular counterparty, including its creditworthiness.

18

 FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed, except as may otherwise be described below, without the approval of a majority of the outstanding voting securities of that Fund. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” is informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

1.	Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.
2.	Each Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.
3.	Each Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
4.	Each Fund may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.
5.	Each Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.
6.	Each Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.
7.	Each Fund may not “concentrate” its investments in a particular industry or group of industries, as that term is defined in the 1940 Act and the rules and regulations thereunder.

In addition to the fundamental restrictions listed above, each Fund will operate in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act and the rules and regulations thereunder.

Additional Information Regarding Fundamental Investment Restrictions

Borrowing. The Funds are limited in the amount they may borrow by the 1940 Act. The 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. One exception is that a Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets.

Senior Securities. The 1940 Act prohibits the Funds from issuing “senior securities,” except for borrowings where certain conditions are met. In addition, under the 1940 Act, certain types of transactions entered into by a Fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness having priority over shareholders to Fund assets in liquidation and, therefore, may be considered to be senior securities. These activities are permissible investments for the Funds under the 1940 Act, so long as the investments are “covered” in accordance with applicable SEC guidance.

Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act permits a Fund to invest in commodities as well as financial instruments or derivatives that may be deemed to be commodities or commodities interests under the 1940 Act.

19

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in one or more issuers conducting their principal business activities in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities, (iii) municipal securities, or (iv) mortgage-backed securities and privately issued mortgage-related securities.

For purposes of a Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Diversification. Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. A diversified fund may not, with respect to 75% of its total assets: (i) invest more than 5% of its total assets in the securities of one issuer, or (ii) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

20

 FUND GOVERNANCE

The Board oversees the management and operations of the Trust and is responsible for deciding matters of overall policy. The Board has appointed officers of the Trust who conduct and supervise the Funds’ daily business operations and engaged various service providers to the Trust, such as the Adviser, the distributor, the administrator, the custodian and the transfer agent, who are responsible for the day-to-day management and operation of the Trust. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as the “Interested Trustee.”

The officers of the Trust are responsible for monitoring and reporting to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as to compliance matters. The Board meets as often as it deems necessary to discharge its responsibilities. The Board meets at regularly scheduled meetings 4 times a year and also may meet in-person or by telephone at special meetings to discuss specific matters that may require action or consideration prior to the next regularly scheduled meeting.

In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board consists of four Trustees, a majority of whom are considered Independent Trustees. Richard M. Goldman, an Independent Trustee, is Chairman of the Board, whose duties include preparation of agendas for meetings of the Board, presiding at meetings of the Board, acting as a liaison between the other Trustees, the Trust’s officers, the Adviser, other service providers and counsel to the Independent Trustees. As described below, the Board has established an Audit Committee and a Nominating and Governance Committee to assist the Board in fulfilling its oversight function.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Board Oversight of Risk Management

The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committee(s). As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including periodic reports as to service provider oversight and monitoring risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees meet periodically with the Chief Compliance Officer to discuss compliance and other risks.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Adviser and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Board recognizes that it is not possible to identify all of the risks that may affect the

21

Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Trust Committees

The Board has established an Audit Committee, which is comprised of all of the Independent Trustees. The function of the Audit Committee is to, among other things, review the scope and results of the annual audit of the Funds and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Chairman of the Audit Committee is Michael G. Doorley. The Board has determined that Michael G. Doorley is an “audit committee financial expert” (as such term is defined in applicable SEC rules and forms). The Audit Committee met two times during the Funds’ most recently completed fiscal year.

The Board has established a Nominating and Governance Committee, which is comprised of all of the Independent Trustees. The function of the Nominating and Governance Committee is to, among other things, make recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. The Chairman of the Nominating and Governance Committee is Thomas F. Lydon, Jr. The Nominating and Governance Committee met one time during the Funds’ most recently completed fiscal year.

22

 TRUSTEES AND OFFICERS

The following table provides basic biographical information about the Trustees as of the date of this SAI, including their years of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Independent Trustees

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael G. Doorley (1955)	Trustee, Chairman of Audit Committee	Since October 2017	Founder, US Debt Forum (start-up company to solicit ideas on how to reduce the US national debt) (2016-present); Executive Vice President and Chief Operating Officer (2013-2016), Thornburg Investment Management, Inc. (registered investment adviser); Principal, MGD Associates (consulting business) (2011-present).	3	Board of Trustees of Axonic Alternative Income Fund (1 fund) (2018-present); Board of Directors of Thornburg Global Investments, Plc. (Chairman) (2015-2017); Board of Directors of Santa Fe Opera (2015-2017).

Richard M. Goldman (1961)	Trustee and Chairman	Since October 2017	Managing Member, Becket Capital, LLC (advisory services firm) (2012-present); Chief Operating Officer, Guggenheim Investments (registered investment adviser) (2011-2012); Chief Executive Officer, Rydex Investments (registered investment adviser) (2007-2012).	3	Board of Trustees of Axonic Alternative Income Fund (Chairman) (1 fund) (2018-present); Board of Trustees of OSI ETF Trust (5 funds) (November 2016-present); Board of Trustees of Trinitas Capital Management, LLC (June 2017-present).

Thomas F. Lydon, Jr. (1960)	Trustee, Chairman of Nominating & Governance Committee	Since October 2017	President, Global Trends Investments (registered investment adviser) (1996-present); Founder and Editor, ETF Trends (ETF website) (2005-present); Founder, ETF Virtual Summits (education ETF virtual conferences) (2011-present); Co-Founder, IRIS.xyz (financial services website) (2015-present).	3	Board of Trustees of US Global Investors (GROW) (1995-present); Board of Trustees of Guggenheim Investments (2005-present); Board of Trustees of Frame Global Asset Management (2016-2017).

23

Interested Trustee

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Curtis F. Brockelman, Jr. (1968)	Trustee and President	Since October 2017	Co-Founder and Managing Partner- Chief Risk Officer, Harvest Volatility Management, LLC.	3	None.
*	The business address of each Trustee is c/o Harvest Volatility Edge Trust, 420 Lexington Ave., Suite 2620, New York, NY 10170.
**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified.
***	Mr. Brockelman is a Trustee who is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with the Adviser.

Officers

The following table provides basic information about the officers of the Trust who are not named above, including principal occupations during the past five years.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joe Clough (born 1970)	Treasurer	Since October 2017	Chief Financial Officer of Harvest Volatility Management, LLC (2015-Present); Managing Director and Chief Financial Officer, XE Capital Management, LLC (2008-2015).

Keith A. Fletcher (born 1958)	Secretary	Since October 2017	Principal and Founder, JAHFT Solutions (January 2017 – Present) (financial services consultancy); Principal and Chief Distribution Officer, Riskx Investments (2012 – 2017) (investment adviser).

Lucas D. Foss (born 1977) c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since December 2017	Vice President and Deputy Chief Compliance Officer of ALPS Fund Services, Inc. (November 2017 – Present); Director of Compliance of Transamerica Asset Management (2015 – November 2017); Deputy Chief Compliance Officer of ALPS Fund Services, Inc. (2012 – 2015).
*	The business address of each officer, unless otherwise noted, is c/o Harvest Volatility Edge Trust, 420 Lexington Ave., Suite 2620, New York, NY 10170.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees in light of the Trust’s business and structure. Experience, qualifications, attributes and/or skills common to all Trustees include demonstrated record of business and/or professional accomplishment, the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of service providers to the Trust, and the capacity to evaluate financial and legal matters and exercise reasonable business judgment. In addition, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board will annually conduct a “self-assessment” wherein the effectiveness of the Board and its committee(s) is reviewed.

24

The following is a summary of qualifications, experiences, attributes and skills of each Trustee (in addition to the information in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.

Independent Trustees

Mr. Doorley. Mr. Doorley has extensive experience in the investment management business. He served as Executive Vice President and Chief Operating Officer of Thornburg Investment Management, Inc., an SEC registered investment adviser. He also served as a Trustee on the Board of Trustees of Thornburg Global Investments, Plc. In 2016, Mr. Doorley founded US Debt Forum, a start-up company organized to solicit ideas to reduce the US national debt. Mr. Doorley currently serves as a Trustee on the Board of Trustees of Axonic Alternative Income Fund.

Mr. Goldman. Mr. Goldman founded and is a Managing Member of Becket Capital, a firm that advises and partners with financial services and asset management chief executive officers and executive teams on accelerating business growth and the enhancement of shareholder value. Mr. Goldman has extensive experience in the investment management business, including serving as Chief Operating Officer of Guggenheim Investments and the Chief Executive Officer of Rydex Investments, Chairman of the Securities Funds’ Board of Trustees, Trustee of the Rydex Investments Funds’ Board of Trustees, and a Trustee of the OSI ETF Trust’s Board of Trustees, and Chairman of the Axonic Alternative Income Fund’s Board of Trustees.

Mr. Lydon. Mr. Lydon has extensive experience in the financial services industry and knowledge of the mutual fund business. He has served as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust since 2005 and served as a Trustee of Frame Global Asset Management from 2016 to 2017. Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs.

Interested Trustee

Mr. Brockelman. Mr. Brockelman is a Co-Founder and Managing Partner-Chief Risk Officer of Harvest Volatility Management, LLC, the Adviser. He has extensive experience in the financial services industry, including previously serving as Chief Investment Officer and Founder of Perch Bay Partners, LLC, a volatility arbitrage hedge fund, and as Senior Vice President of Investments of Smith Barney.

Trustee Ownership of Fund Shares

As of December 31, 2018, the dollar range of equity securities in the Funds beneficially owned by the Trustees were as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust		Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Michael G. Doorley	Harvest Edge Absolute Fund Harvest Edge Equity Fund Harvest Edge Bond Fund	None	None
Richard M. Goldman	Harvest Edge Absolute Fund Harvest Edge Equity Fund Harvest Edge Bond Fund	None	None
Thomas F. Lydon, Jr.	Harvest Edge Absolute Fund Harvest Edge Equity Fund Harvest Edge Bond Fund	None	None

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Trust		Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Curtis F. Brockelman, Jr.	Harvest Edge Absolute Fund Harvest Edge Equity Fund Harvest Edge Bond Fund	Over $100,000 Over $100,000 Over $100,000	Over $100,000

25

Compensation

Each Independent Trustee is compensated for service as a Trustee of the Trust and as a member of the Nominating and Governance Committee and Audit Committee. The Chairman and each Committee Chairman receive additional compensation for their services in such role. Each Independent Trustee receives additional compensation for attending each Board meeting. The Independent Trustees are reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of the relevant fiscal year. The Trust does not pay any compensation to the Interested Trustee.

For the fiscal year ended October 31, 2018, the Independent Trustees received the following compensation from the Trust:

Name of Independent Trustee	Aggregate Compensation from the Trust
Michael G. Doorley	$28,008
Richard M. Goldman	$29,883
Thomas F. Lydon, Jr.	$28,008

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

MANAGEMENT OF THE FUNDS

The Adviser

Harvest Volatility Management, LLC, located at 420 Lexington Ave., Suite 2620, New York, NY 10170, is the Funds’ investment adviser. The Adviser is a Delaware limited liability company and an investment adviser registered with the SEC since 2008.

Under the terms of an investment advisory agreement (the “Advisory Agreement”), the Adviser manages the Funds’ investments subject to oversight by the Board. As compensation for its advisory services, each of the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at the following annual rate based on the average daily net assets of the applicable Fund:

Harvest Edge Absolute Fund	0.65%
Harvest Edge Equity Fund	0.55%
Harvest Edge Bond Fund	0.45%

The Advisory Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Adviser or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreement will automatically terminate upon any “assignment” (as such term is defined in and interpreted under the 1940 Act) thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

26

The Adviser and/or its affiliates may from time to time waive fees and/or reimburse certain Fund expenses. See the Funds’ prospectus for more information.

Fiscal Year Ended October 31, 2018(1)	Advisory Fees Accrued	Total Fees Deferred And/or Expenses Reimbursed	Net Advisory Fees Paid
Harvest Edge Absolute Fund	$74,463	($601,347)	($526,884)
Harvest Edge Equity Fund	$3,727	($116,153)	($112,426)
Harvest Edge Bond Fund	$2,809	($115,345)	($112,536)
(1)	The Funds commenced operations on December 19, 2017

About the Portfolio Managers

A team of investment professionals manages each of the Funds. The team members who are jointly and primarily responsible for the day-today management of the Fund are: Richard L. Selvala, Jr., Curtis F. Brockelman, Jr., Michael Zigmont, CFA, and Tim Knowles. As of October 31, 2018, Richard L. Selvala, Jr., Curtis F. Brockelman, Jr., Michael Zigmont, CFA, and Tim Knowles were responsible for managing the following types of accounts for the Adviser, other than the Funds:

Richard L. Selvala, Jr.

	Total Accounts		Accounts with Performance Fees
Other Accounts Managed	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 12	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1,174	$ 10,553	1,093	$9,968

Curtis F. Brockelman, Jr.

	Total Accounts		Accounts with Performance Fees
Other Accounts Managed	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 12	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1,174	$ 10,553	1,093	$9,968

Michael Zigmont, CFA

	Total Accounts		Accounts with Performance Fees
Other Accounts Managed	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 12	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1,177	$ 10,554	1,093	$9,968

27

Tim Knowles

	Total Accounts		Accounts with Performance Fees
Other Accounts Managed	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 12	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1,218	$ 10,700	1,093	$9,968

Compensation. The Portfolio Managers receive a fixed annual base salary from the Adviser. Curtis F. Brockelman, Jr. and Richard L. Selvala, Jr. have an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus based on a number of factors, including scope of responsibility, skills, knowledge, experience and market competitiveness, amount and nature of assets managed by the Portfolio Manager, overall contributions to the Adviser’s business operations and the profitability of the Adviser.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The Adviser (and the portfolio managers) provide investment management services to multiple portfolios for multiple clients, which may have different investment management fees or performance-based compensation arrangements than other clients. The simultaneous management of accounts may create potential conflicts of interest with respect to allocation of investment opportunities and time and may incentivize the Adviser (and the portfolio managers) to favor certain accounts. The Adviser has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities.

The Adviser’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size. The Adviser may also take into account the client’s investment objectives, strategies and risk profile; any restrictions placed on a client’s portfolio by the client or by federal or state law; the size of the account; the total portfolio invested position; the

28

nature of the security to be allocated; the size of the available position; the supply or demand for a security at a given price level; the current market conditions; the timing of cash flows and account liquidity; and any other information determined to be relevant to the fair allocation of securities. The Adviser’s procedures also require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, the Adviser’s procedures also require that limited opportunities (such as initial public offerings and private placements) be allocated in any manner deemed appropriate by the Adviser under the circumstances.

From time to time, the Adviser’s allocation or aggregation methodology may vary from the methods summarized above based on factors deemed by the Adviser to be relevant. These variations will be designed to be fair and equitable over time.

Code of Ethics. The Trust, the Adviser and the Distributor (as defined below) have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to eliminate conflicts of interest between the Funds and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to the provisions of the codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures. These Codes of Ethics may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Securities Ownership. The table below identifies ownership in the Funds by each portfolio manager as of October 31, 2018:

Portfolio Manager	Fund	Ownership Range
Richard L. Selvala, Jr.	Harvest Edge Absolute Fund	Over $1,000,000
	Harvest Edge Equity Fund	$100,001 - $500,000
	Harvest Edge Bond Fund	$100,001 - $500,000

Curtis F. Brockelman, Jr.	Harvest Edge Absolute Fund	$100,001 - $500,000
	Harvest Edge Equity Fund	$100,001 - $500,000
	Harvest Edge Bond Fund	$100,001 - $500,000

Michael Zigmont, CFA	Harvest Edge Absolute Fund	None
	Harvest Edge Equity Fund	None
	Harvest Edge Bond Fund	None

Tim Knowles	Harvest Edge Absolute Fund	None
	Harvest Edge Equity Fund	None
	Harvest Edge Bond Fund	None

 PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, as well as the terms of the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities and other instruments and assets for a Fund, for the selection of broker-dealers, for the execution of a Fund’s transactions and for the allocation of brokerage commissions in connection with such transactions. The Adviser effects transactions for the Fund consistent with its duty to seek best execution of client (including the Funds) orders under the circumstances of the particular transaction. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation: the financial stability of the broker; the actual executed price of the security and the broker’s commission rates; the size and type of the transaction; the difficulty of execution and the ability to handle difficult trades; the operational facilities of the brokers and/or the dealers involved; and the ability to handle a block order for securities and distribution capabilities. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Adviser.

29

Investment decisions for the Funds are not always made independently from those other accounts advised by the Adviser. Investment decisions for the Funds and for the Adviser’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another account, the Adviser may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other accounts in executing transactions, and such transactions will be allocated in a manner which the Adviser believes to be equitable to the Funds and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

It is the current policy of the Adviser not to enter into traditional “soft dollar” arrangements. To the extent that the Adviser participates in “soft dollar” arrangements, such participation would be consistent with applicable legal requirements.

Commissions Paid

The following table lists the total amount of brokerage commissions paid by the Funds for the fiscal period noted:

Fund	For the Fiscal Year Ended October 31, 2018(1)
Harvest Edge Absolute Fund	$27,649
Harvest Edge Equity Fund	$535
Harvest Edge Bond Fund	$594
(1)	The Funds commenced operations on December 19, 2017

Securities of Regular Broker Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. As of October 31, 2018, the Funds did not own securities of its regular brokers or dealers.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

The following table summarizes the portfolio turnover rates for each Fund for the fiscal period noted:

Fund	For the Fiscal Year Ended October 31, 2018(1)
Harvest Edge Absolute Fund	72%
Harvest Edge Equity Fund	0%
Harvest Edge Bond Fund	0%
(1)	The Funds commenced operations on December 19, 2017

30

 DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust, on behalf of each Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that each Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of a Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of each Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Portfolio shareholders and in the quarterly holdings report on Form N-Q (or its successor form upon such time as required by applicable regulations). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of a Fund and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of each Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, fund administrator, fund accountant, custodian, transfer agent, pricing vendors, proxy voting service providers, auditors, counsel to a Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. A Fund may disclose portfolio holdings to transition managers, provided that the Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall the Adviser, its affiliates or employees, a Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

31

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.hvmfunds.com for additional information about a Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures for the Trust, under which the Funds delegate responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, subject to oversight by the Board. The Trust’s policy requires that, in cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Adviser, distributor or other affiliated person of the Fund, on the other hand, the Fund will vote in the best interest of the Fund’s shareholders.

The Adviser’s proxy voting policy and procedures are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund, without regard to the Adviser’s own interests or those of its affiliates. To assist the Adviser in researching and voting proxies, the Adviser may utilize the research and implementation services of a third-party proxy service provider.

Should a conflict of interest arise, the Adviser’s proxy voting policies and procedures require that it take appropriate steps to seek to mitigate and address the conflict. For example, the Adviser could determine to abstain from casting a vote for the Fund or utilize a third-party proxy service provider and follow its recommendation. The method selected by the Adviser to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

Information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 1-844-434-4838 and (2) on the SEC’s website at http://www.sec.gov.

32

 PURCHASE, EXCHANGE & REDEMPTION OF SHARES

The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into two share classes – Investor Class and Institutional Class Shares.

The Funds reserve the right to make exceptions to any action taken to close the Funds or limit inflows into the Funds and delegates such authority to the Adviser.

The assets received by each class of the Funds for the issue or sale of their shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Funds are segregated and are charged with the expenses with respect to that class of that Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of each Fund that are not readily identifiable as belonging to a particular Fund or class of a Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Share Class Conversions

Fund shareholders may convert shares between Investor Class and Institutional Class Shares of the same Fund. Share class conversions must generally meet the minimum investment requirements described in “Investment Minimums” in the Prospectus, though the Funds reserve the right to waive or change investment minimums, and delegate such authority to the Adviser. A single Fund share class conversion is generally not considered a taxable transaction. The Funds do not impose fees for such conversions. You may request a share class conversion by telephone or by mail. Please call Shareholder Services at 1-844-434-4838 for more information. Please note: broker-dealers or financial intermediaries might restrict share class conversions, or they might impose fees on such conversions. The conversion feature for the share classes or a share class may be modified from time to time.

Purchases of Shares

The minimum thresholds for initial and subsequent investments in each Fund are set forth in the Prospectuses.

Subsequent investments may be made at any time by mailing a check to the Funds’ Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by electronic funds transfer or wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

33

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-844-434-4838 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven (7) days, you may exchange those shares for shares of the same class of the other Fund, if such Fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. Any new account or new subscription established through an exchange is subject to any existing restrictions or conditions on the Fund that is to be acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

If a shareholder exchanges the shares of one Fund for another, the shareholder is not entitled to later reverse the exchange unless all the foregoing conditions are satisfied.

Before effecting an exchange, you should read the prospectus of the Fund into which you are exchanging.

An exchange represents the sale of shares of one fund and the purchase of shares of another fund. Under U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a single Fund are generally not considered a taxable transaction (see “Share Class Transfers” above).

The exchange privilege may be modified or terminated upon sixty (60) days written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Trust or the Transfer Agent for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by

34

rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Small Account Balance/Mandatory Redemption. If at any time your account balance falls below the applicable minimum initial investment amount for the share class and type of account described under “Investment Minimums” in the Prospectus due to redemptions, a letter may be sent advising you to add to your account to meet the applicable minimum account balance, to transfer your shares to another share class of the Fund for which you are eligible, or to redeem the remaining shares in your account. If action is not taken within 30 days of the notice, the Fund may require mandatory redemption of shares, or the Fund may elect to transfer the shares to another share class of the Fund for which you are eligible. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

The Fund reserves the right to waive or change investment minimums and delegates such authority to the Adviser. Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption by Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption by Electronic Funds Transfer. Redemption proceeds can be electronically transferred to a predesignated bank account on or about the second business day after receipt of a redemption request. There is no fee associated with this type of transfer.

Redemption by Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent

35

(so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that a Fund or their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling a shareholder services representative at 1-844-434-4838. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by electronic funds transfer or wire in the manner described above under “Redemption by Wire.” The check will be made payable only to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither any Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. Medallion signature guarantees are generally required by the Funds in the following

•	To change your designated bank account or bank address;
•	To add bank information to an existing account;
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts);
•	To request a wire transfer or electronic funds transfer of redemption proceeds to a bank account other than the bank account of record;
•	Requests for redemption proceeds to be mailed to an address other than the address of record;
•	Redemptions made within 30 days of an address change;
•	Certain transactions on accounts involving executors, administrators, trustees or guardians;
•	On the IRA Transfer Form if transferring your Fund IRA to another mutual fund;
•	To change registered account holders;
•	To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents) showing the name change; and
•	To add telephone privileges.

The Funds reserve the right to require a Medallion signature guarantee under these and other circumstances.

How to Obtain a Medallion Signature Guarantee

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

36

 DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust, on behalf of the Funds (“Distribution Agreement”). The Distributor is not obligated to sell any specific amount of Fund shares.

The Distribution Agreement became effective with respect to each Fund after approval by the Board and upon execution by the parties thereto, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its “assignment” (as such term is defined in and interpreted under the 1940 Act), and is terminable with respect to each Fund at any time without penalty by the Trusts (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Distribution and/or Service Plans

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act for Investor Class Shares, as described below. Because the fees under the plan are paid on an ongoing basis, it will increase the cost of an investment in Investor Class Shares of a Fund.

Each Fund has adopted a Rule 12b-1 Plan (the “12b-1 Plan”) on behalf of Investor Class Shares, which allows each Fund to pay fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class Shares for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Adviser and their affiliates. Each Fund may reduce the amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Adviser or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled.

The 12b-1 Plan was activated as of December 19, 2017, and for the fiscal year ended October 31, 2018, the Funds accrued the following expenses under the Plan and paid the full amount to the Distributor:

	Harvest Edge Absolute Fund		Harvest Edge Equity Fund		Harvest Edge Bond Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Advertising	$0	N/A	$0	N/A	$0	N/A
Compensation to broker-dealers	$211	N/A	$259	N/A	$246	N/A
Compensation to sales personnel	$0	N/A	$0	N/A	$0	N/A
Compensation to underwriters	$0	N/A	$0	N/A	$0	N/A
Interest, carrying, or other financing charges	$0	N/A	$0	N/A	$0	N/A
Printing and mailing of prospectuses to other than current shareholders	$0	N/A	$0	N/A	$0	N/A
Marketing Costs	$0	N/A	$0	N/A	$0	N/A
Total	$211	N/A	$259	N/A	$246	N/A

37

 ADDITIONAL FINANCIAL INTERMEDIARY COMPENSATION

As discussed in the Prospectus, the Funds may pay financial intermediaries for providing shareholder services, including the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary by financial intermediary, platform type or other factors. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintaining shareholder records, preparing account statements and/or the provision of call center support and other customer services.

The Adviser and/or its affiliates may make payments, from its own resources (not as a Fund expense), to certain financial intermediaries for marketing support services relating to the Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support and data analytics. Not all financial intermediaries receive marketing support payments. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Funds distributed by the Distributor attributable to that financial intermediary, compensation for ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration, bookkeeping and pricing services agreement between the Trust and ALPS, on behalf of the Funds, to provide certain administrative and other related services to the Funds. Under this agreement, ALPS receives from the Trust the greater of (i) an annual minimum fee per Fund or (ii) a basis points fee based on the Trust’s annual net assets. Additionally, ALPS provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer services is charged to the Funds.

The table below shows the administrative fees paid to ALPS for the fiscal year indicated below:

Fund	For the Fiscal Year Ended October 31, 2018(1)
Harvest Edge Absolute Fund	$234,107
Harvest Edge Equity Fund	$15,576
Harvest Edge Bond Fund	$14,410
(1)	The Funds commenced operations on December 19, 2017

TRANSFER AGENT

Each Fund currently employs ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under a transfer agency and services agreement between the Trust and ALPS, on behalf of the Funds, to provide certain transfer agency and other related services to the Funds. Under this agreement, ALPS receives from the Trust the greater of (i) an annual minimum fee per Fund or (ii) a basis points fee based on the Trust’s annual net assets. ALPS receives additional fees based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

Securities Lending

During the most recent fiscal year, the Funds did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.

38

 NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

The Board has approved procedures to be used to value the Funds’ securities for the purpose of determining a Fund’s NAV. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time).

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies.

The market price for debt obligations (including short-term debt obligations with remaining maturities of 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/ dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/ dealers that make a market in the security.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing. ETFs will usually be valued in the same manner as equity securities that are traded on an exchange.

An exchange-traded option is valued on the valuation day at the mean of the bid and ask prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant Exchange or Board of Trade for non-U.S. listed options. Flexible exchange options cleared by the Options Clearing Corporation will be valued by a pricing vendor. When the Fund writes a call option, it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentences.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

39

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

40

 TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of each Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification. As a regulated investment company, each Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a regulated investment company, generally a Fund must satisfy the following requirements:

•	The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).
•	The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.
•	The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that a Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly

41

reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that a Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).

Failure to Qualify. If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, a Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a regulated investment company would thus have a negative impact on the applicable Fund’s income and performance. It is possible that any Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally would be characterized as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction when paid to certain corporate shareholders.

A portion of a Fund’s distributions paid to individuals may be treated as “qualified dividend income,” and may be subject to a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that the applicable Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given each Fund’s investment strategies, it is not expected that a significant portion of any Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, for Harvest Edge Equity Fund and quarterly for Harvest Edge Absolute Fund and Harvest Edge Bond Fund, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund intends to operate, each year, using a fiscal and taxable year ending October 31.

42

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will generally be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the applicable Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by a Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Funds will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, subject to the discussion below with respect to “Section 1256 Contracts,” when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

43

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the applicable Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company did not incur any Federal income tax. The balance of a Fund’s income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund is generally required to: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any tax year in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include such gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

44

Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 24% of taxable distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.

Foreign Income Tax

Investment income received by a Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined.

45

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and may be subject to a branch profits tax at a rate of 30%. An investment in a Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly designated dividends received by a foreign shareholder from a regulated investment company are generally exempt from U.S. Federal withholding tax when they (i) are paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). There can be no assurance that a Fund will designate any of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if a Fund designated all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental restrictions or the terms of the Advisory Agreement.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds as of January 31, 2019 and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

Fund	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	RICHARD L SELVALA JR & KRISTIN B SELVALA JTWROS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	21.73%
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	ROBERT D WALTERS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620	12.50%

46

Fund	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
		New York, New York 10170
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	FRED CRAWFORD c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	9.96%
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	DAVID B KATZMAN 2009 FAMILY TRUST DTD 04/01/2009, STEVEN KATZMAN TTEE c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	9.31%
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	MICHAEL CHARLTON c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	8.84%
HARVEST EDGE ABSOLUTE FUND	INSTITUTIONAL	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	7.99%
HARVEST EDGE ABSOLUTE FUND	INVESTOR	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	85.91%
HARVEST EDGE ABSOLUTE FUND	INVESTOR	HARVEST VOLATILITY MANAGEMENT LLC 420 LEXINGTON AVE RM 2620 NEW YORK NY 10170-2607	14.09%
HARVEST EDGE EQUITY FUND	INSTITUTIONAL	RICHARD L SELVALA JR & KRISTIN B SELVALA JTWROS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	42.04%
HARVEST EDGE EQUITY FUND	INSTITUTIONAL	CURTIS F BROCKELMAN JR c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	42.04%
HARVEST EDGE EQUITY FUND	INSTITUTIONAL	NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	9.52%
HARVEST EDGE EQUITY FUND	INSTITUTIONAL	HARVEST VOLATILITY MANAGEMENT LLC 420 LEXINGTON AVE RM 2620 NEW YORK NY 10170-2607	6.40%
HARVEST EDGE EQUITY FUND	INVESTOR	RICHARD L SELVALA JR & KRISTIN B SELVALA JTWROS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	41.19%
HARVEST EDGE EQUITY FUND	INVESTOR	CURTIS F BROCKELMAN JR c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	41.19%
HARVEST EDGE EQUITY FUND	INVESTOR	HARVEST VOLATILITY MANAGEMENT LLC 420 LEXINGTON AVE RM 2620 NEW YORK NY 10170-2607	13.73%

47

Fund	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
HARVEST EDGE BOND FUND	INSTITUTIONAL	RICHARD L SELVALA JR & KRISTIN B SELVALA JTWROS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	46.48%
HARVEST EDGE BOND FUND	INSTITUTIONAL	CURTIS F BROCKELMAN JR c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	46.48%
HARVEST EDGE BOND FUND	INSTITUTIONAL	HARVEST VOLATILITY MANAGEMENT LLC 420 LEXINGTON AVE RM 2620 NEW YORK NY 10170-2607	7.05%
HARVEST EDGE BOND FUND	INVESTOR	RICHARD L SELVALA JR & KRISTIN B SELVALA JTWROS c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	42.86%
HARVEST EDGE BOND FUND	INVESTOR	CURTIS F BROCKELMAN JR c/o Harvest Volatility Management 420 Lexington Ave., Suite 2620 New York, New York 10170	42.86%
HARVEST EDGE BOND FUND	INVESTOR	HARVEST VOLATILITY MANAGEMENT LLC 420 LEXINGTON AVE RM 2620 NEW YORK NY 10170-2607	14.29%

As of January 31, 2019, all officers and trustees as a group beneficially owned 6.76% of the outstanding shares of the Harvest Edge Absolute Fund (Institutional Class), 90.37% of the outstanding shares of the Harvest Edge Absolute Fund (Investor Class), 44.11% of the outstanding shares of the Harvest Edge Equity Fund (Institutional Class), 45.64% of the outstanding shares of the Harvest Edge Equity Fund (Investor Class), 48.76% of the outstanding shares of the Harvest Edge Bond Fund (Institutional Class), and 47.48% of the outstanding shares of the Harvest Edge Bond Fund (Investor Class).

48

 OTHER FUND SERVICE PROVIDERS

Custodian

The Funds’ securities and cash are held pursuant to a custody agreement with UMB Bank, N.A., located at 1010 Grand Avenue, Kansas City, MO 64106. UMB Bank, N.A is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian an annual fee and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States would be maintained in accordance with applicable law and regulation and the Funds’ custody agreement.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800 Cleveland, OH 44115 has been selected as independent registered public accounting firm for the Funds in accordance with the requirements of the 1940 Act and the rules thereunder. Cohen & Company, Ltd. will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.

OTHER MATTERS

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The audited financial statements of the Harvest Edge Funds for the fiscal year ended October 31, 2018, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended October 31, 2018. The Annual Report was filed on Form N-CSR with the SEC on December 31, 2018. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

49

APPENDIX A

SUMMARY OF S&P GLOBAL RATINGS (“S&P”) AND MOODY’S INVESTORS SERVICE, INC.

(“MOODY’S”) RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and/or this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-1

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

A-2

HARVEST VOLATILITY EDGE TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1) Certificate of Trust (1)
(2) Agreement and Declaration of Trust (2)

(b)	By-laws (2)

(c)	Not applicable

(d)	(1) Investment Advisory Agreement with Harvest Volatility Management, LLC dated December 7, 2017 (3)

(e)	(1) Distribution Agreement with ALPS Distributors, Inc. dated November 17, 2017 (3)
(2) Form of Broker Dealer Selling Agreement with ALPS Distributors, Inc. (2)

(f)	Not applicable

(g)	Custody Agreement with UMB Bank, N.A. (2)

(h)	(1) Administration, Bookkeeping, and Pricing Services Agreement with ALPS Fund Services, Inc. dated November 17, 2017 (3)
(2) Transfer Agency and Services Agreement with ALPS Fund Services, Inc. dated December 6, 2017 (3)
(3) Chief Compliance Officer Services Agreement with ALPS Fund Services, Inc. dated November 17, 2017 (3)
(4) Expense Limitation Agreement dated December 11, 2018 – Filed herewith
(5) Amendment No.1 dated September 20, 2018 to the Administration, Bookkeeping, and Pricing Services Agreement with ALPS Fund Services, Inc. dated November 17, 2017 – Filed herewith

(i)	Legal Opinion and Consent of Dechert LLP – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Not applicable

(l)	Initial Capital Agreement (3)

(m)	Distribution and Service Plan for Investor Class Shares pursuant to Rule 12b-1 (3)

(n)	Multiple Class Plan pursuant to Rule 18f-3 (3)

(o)	Not applicable

(p)	(1) Code of Ethics of Harvest Volatility Edge Trust (2)
(2) Code of Ethics of Harvest Volatility Management, LLC (2)
(3) Code of Ethics of ALPS Holdings, Inc. (2)

(q)	Powers of Attorney (2)

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 1, 2017.
(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on November 6, 2017.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 3 filed on December 12, 2017.

Item 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Article VII, Section 7.5 of the Registrant’s Agreement and Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Agreement and Declaration of Trust incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 2 filed on November 6, 2017.

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section 7 of the Distribution Agreement between the Registrant and ALPS Distributors, Inc. provides that the Registrant will indemnify ALPS Distributors, Inc. against certain liabilities and ALPS Distributors, Inc. will indemnify the Trust, the Funds’ investment adviser and their respective officers, directors/trustees, agents, and employees, subject to certain conditions. A form of the Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 3 filed on December 12, 2017.

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant’s trustees, officers, employees and any person who controls the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

Item 31.	Business or Other Connections of Investment Manager

Harvest Volatility Management, LLC, located at 420 Lexington Ave., Suite 2620, New York, New York 10170, is the Funds’ investment adviser (“Adviser”). Curtis F. Brockelman, Jr. and Richard L. Selvala, Jr. are the principal owners of the Adviser. Information as to the directors and officers of the Adviser is set forth in the Adviser’s Form ADV (File No. 801-69037) filed with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Adviser’s Form ADV, as may be amended through the date hereof, is incorporated herein by reference.

Item 32.	Principal Underwriter
(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, Aberdeen Standard Investments ETFs, Acacia Trust, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, , NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-C, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Total Income + Real Estate Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Registrant
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank **	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.
Item 33.	Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of ALPS Distributors, Inc. (the Funds’ Distributor), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, ALPS Fund Services, Inc. (the Funds’ Transfer Agent and Administrator), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and/or UMB Bank, N.A. (the Funds’ Custodian), located at 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 28th day of February, 2019.

Harvest Volatility Edge Trust

By:	/s/ Curtis F. Brockelman, Jr.
Curtis F. Brockelman, Jr., President and Trustee

Pursuant to the requirements of the Securities Act of 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 28th day of February 2019.

Signature	Title

/s/ Curtis F. Brockelman, Jr.	Trustee and President (Principal Executive Officer)
Curtis F. Brockelman, Jr.

/s/ Richard M. Goldman*	Chairman, Trustee
Richard M. Goldman

/s/ Michael G. Doorley*	Trustee
Michael G. Doorley

/s/ Thomas F. Lydon, Jr.*	Trustee
Thomas F. Lydon, Jr.

/s/ P. Joseph Clough	Treasurer (Principal Financial and Accounting Officer)
P. Joseph Clough

By: /s/ Curtis F. Brockelman, Jr.* Curtis F. Brockelman, Jr., Attorney-in-Fact

*Pursuant to Power of Attorney Previously Filed

EXHIBIT LIST

(h)(4)	Expense Limitation Agreement between Registrant and Harvest Volatility Management, LLC
(h)(5)	Amendment No.1 dated September 20, 2018 to the Administration, Bookkeeping, and Pricing Services Agreement with ALPS Fund Services, Inc. dated November 17, 2017
(i)	Legal Opinion and Consent of Dechert LLP
(j)	Consent of Independent Registered Public Accounting Firm